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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                -----------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                -----------------

       Date of Report (Date of earliest event reported): February 16, 2000


                              U.S. HOME CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1 - 5899                 21-0718930
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
(State or other jurisdiction of      (Commission               (IRS Employer
       incorporation)                File Number)            Identification No.)
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                      10707 CLAY ROAD, HOUSTON, TEXAS     77041
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 877-2311

                                       N/A
         (Former name or former address, if changed since last report.)









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ITEM 5. OTHER EVENTS.

         On February 17, 2000, U.S. Home Corporation ("U.S. Home") announced that it had entered into a Plan and Agreement of Merger (the "Merger
Agreement"), dated as of February 16, 2000, with Lennar Corporation ("Lennar") and LEN Acquisition Corporation, a wholly-owned subsidiary of Lennar
("Acquisition"), pursuant to which U.S. Home will merge into Acquisition, with the result that the surviving corporation will be a wholly-owned subsidiary of Lennar and will be renamed U.S. Home Corporation. Pursuant to the merger, stockholders of U.S. Home will receive $36.00 for each share of U.S. Home common stock, comprised of $18.00 in cash and $18.00 in shares of Lennar common stock
(with the stock portion, and therefore the total, subject to adjustment if the price of Lennar's common stock varies within certain specified limits). U.S.
Home stockholders will have the right to elect to receive all of the merger consideration in either cash or stock, subject to prorations that would permit up to 55% of the total value of the merger consideration to be cash. The transaction is subject to approval by the shareholders of both companies and to any required regulatory approvals and to other customary closing conditions. A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

         Holders representing in excess of 50% of the voting power of Lennar's capital stock have entered into a voting agreement with U.S. Home, agreeing, among other things, to vote their shares in favor of the transactions contemplated by the Merger Agreement, and to cause four U.S. Home directors, including the two co-chief executive officers of U.S. Home, to be elected to Lennar's Board of Directors after the merger is consummated. A copy of the voting agreement is attached hereto as Exhibit 99.2.

         In connection with the Merger Agreement, U.S. Home amended its Rights
Agreement, dated as of November 7, 1996. A copy of the amendment is attached hereto as Exhibit 99.3.

         A copy of the press release issued by U.S. Home on February 17, 2000 announcing the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.4.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

               None.

         (b) Pro forma financial information.

               None.

         (c) Exhibits.

               99.1  Plan and Agreement of Merger, dated as of February 16,
                     2000, by and among U.S. Home Corporation, Lennar
                     Corporation and Len Acquisition Corporation.

               99.2 Voting Agreement, dated as of February 16, 2000, by and among U.S. Home Corporation and certain stockholders of Lennar Corporation.

               99.3 Amendment to Rights Agreement, dated February 16, 2000, between U.S. Home Corporation and First Chicago Trust
                     Company of New York, as rights agent.

               99.4  Press Release, dated February 17, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      U.S. HOME CORPORATION



Date:  February 28, 2000              By:  /s/ Chester P. Sadowski
                                           -----------------------------------
                                           Chester P. Sadowski
                                           Senior Vice President-Controller and
                                           Chief Accounting Officer
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                                  EXHIBIT INDEX




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
Exhibit No.       Exhibit
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
99.1              Plan and Agreement of Merger, dated as of February 16, 2000, by and among Lennar Corporation, Len Acquisition Corporation and U.S. Home Corporation.

99.2 Voting Agreement, dated as of February 16, 2000, by and among U.S. Home Corporation and certain stockholders of Lennar
                  Corporation.

99.3 Amendment to Rights Agreement, dated February 16, 2000, between U.S. Home Corporation and First Chicago Trust Company of New York, as rights agent.

99.4              Press Release, dated February 17, 2000.
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